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                                                                    EXHIBIT 99.2


       CLEAR CHANNEL COMMUNICATIONS ANNOUNCES CCE SPINCO, INC. FILING OF A REGISTRATION STATEMENT FOR ITS SPIN-OFF FROM CLEAR CHANNEL COMMUNICATIONS


SAN ANTONIO, TEXAS - August 10, 2005 - Clear Channel Communications, Inc. (the "Company") announced today that a Form 10 registration statement has been filed with the Securities and Exchange Commission in connection with the proposed separation of Clear Channel Communications' live entertainment business into a separate publicly-traded company. The Form 10 filing was made by CCE Spinco, Inc., which is the temporary name of the entity that will operate Clear Channel Communications' live entertainment business following the spin-off. The new name of the entity will be selected prior to the spin-off.

ABOUT CCE SPINCO, INC.

CCE Spinco, Inc. is a subsidiary of Clear Channel Communications, Inc. that will hold substantially all of the live entertainment business of Clear Channel Communications consisting of global music, global theater, sports representation and motor sports businesses.

FOR FURTHER INFORMATION, PLEASE CONTACT INVESTOR RELATIONS at (210) 822-2828.

Certain statements in this release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

A FORM 10 REGISTRATION STATEMENT RELATING TO THE SPIN-OFF OF CCE SPINCO, INC. HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF CCE SPINCO, INC. COMMON STOCK IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. ANY DISTRIBUTION OF SECURITIES WILL BE MADE ONLY BY MEANS OF AN INFORMATION STATEMENT INCLUDED IN A REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.